[Letterhead of Cleary Gottlieb Steen & Hamilton LLP]

Writer’s Direct Dial: (212) 225-2864

E-Mail: jkarpf@cgsh.com

September 23, 2005

Mr. Matthew J. Benson, Esq.

Office of Consumer Products

Mail Stop 3561

Division of Corporation Finance

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	J. Crew Group, Inc.
Registration Statement on Form S-1 (File No. 333-127628), Filed with the Securities and Exchange Commission on August 17, 2005

Dear Mr. Benson:

Thank you for your comments on the Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “Commission”) by J. Crew Group, Inc. (the “Company”) on August 17, 2005 (the “Registration Statement”). On behalf of the Company, we enclose herewith Amendment No. 1 to the Registration Statement (“Amendment No. 1”). Set forth below is the response of the Company to each comment contained in your letter dated September 13, 2005. Except as otherwise noted in this letter, the information provided in response to each comment has been supplied by the Company, which is solely responsible for it. The number of the response corresponds to the number of the comment in your letter. Capitalized terms used but not defined herein are used as defined in the Registration Statement. References to page numbers herein are references to page numbers in Amendment No. 1.

Matthew J. Benson

Securities and Exchange Commission

General

1.	We note a number of blank spaces throughout your registration statement for information that you are not entitled to omit under Rule 430A, such as the anticipated price range. Please note that we may have additional comments once you have provided this disclosure.

Response

The Company confirms that it will provide all information required to be disclosed, including the anticipated price range, when that information is available. The Company acknowledges that the Staff may have further comments after the price range and other information are provided in a subsequent amendment.

2.	Please file all required exhibits, such as the form of underwriting agreement and the legal opinion, in a timely manner so that we may have adequate time to review them before you request effectiveness of your registration statement.

Response

The Company confirms that it will file the form of underwriting agreement, the legal opinion and all other required exhibits when they are available. The Company acknowledges that the Staff may have further comments after the form of underwriting agreement, the legal opinion and all other required exhibits are filed with a subsequent amendment.

3.	Provide us in a timely manner copies of any artwork that you intend to use. Please be advised that we may have comments on these materials and you should consider waiting for our comments before printing and circulating any artwork.

Response

On behalf of the Company, we are supplementally furnishing the Staff with the artwork the Company intends to use in the prospectus.

Prospectus Summary, page 1

4.	The summary is intended to provide a brief overview of the key aspects of the offering. See Instruction 503(a) of Regulation S-K. Please remove the “Our Market,” “Our Competitive Strengths” and “Our Growth Strategy” sections from the summary since they also appear in the “Business” section in a lengthier format. You also should balance your revenue disclosure with the related net income (loss) amount.

Response

The Company has revised the prospectus as requested by the Staff. See pages 1 to 3.

Matthew J. Benson

Securities and Exchange Commission

5.	Please substantiate or delete the promotional terms and phrases appearing in the summary and throughout the prospectus. For example, we note your reference to “high quality” apparel and design, and also note the statement indicating your limited edition luxury items “create excitement and a sense of shopping urgency in our customers.” We also note the following examples appearing further into the prospectus:

•	J. Crew brand embraces a high standard of style, craftsmanship, quality and customer service while projecting an aspirational American lifestyle. — page 49

•	We consistently communicate our vision of J. Crew...through the circulation of our catalogs that use high quality photography, the inviting atmosphere of our stores and the imagery on our Internet website. — page 49

•	Our product lines feature the high quality design, fabrics and craftsmanship as well as consistent fits and detailing that our customers expect of J. Crew. — page 49.

Please revise these and similar statements appearing throughout your prospectus.

Response

The Company has reviewed and revised, as appropriate, the terms and phrases referenced by the Staff to clarify that these terms and phrases describe J.Crew’s goals, objectives and strategies as a specialty retailer. In doing so, the Company has used words such as “expect,” “believe” and “intend” to indicate that these terms and phrases do not necessarily describe historical information.

On behalf of the Company, we are also supplementally furnishing the Staff with information that supports the statements referenced by the Staff. The Company believes that all the support furnished is either publicly available (including in trade and more general publications) or has been derived from information collected by the Company. The Company believes that the furnished information demonstrates that the terms and phrases referenced by the Staff are views of the Company’s products, brand image and customers that have been expressed by third parties such as members of the news media and trade press. Further, to the extent that the furnished information contains quotations from the Company’s management that corroborate the terms and phrases referenced by the Staff, the Company believes such corroboration demonstrates that these terms and phrases have been part of a long-standing, consistent iteration of the Company’s brand image and strategy.

Matthew J. Benson

Securities and Exchange Commission

6.	Please provide support for the qualitative and comparative statements contained in the summary and throughout your prospectus. For example, we note the citation to NPD Fashionworld for the statistical information appearing under the caption “Our Market” in this section and in the “Business” section beginning on page 49. Please mark your support or provide page references in your response to the sections you rely upon for each specific statement. Tell us whether the information you cite from these reports is publicly available. If not, you should obtain appropriate consent to cite these reports in your filing. To the extent you are unable to provide support, please delete the qualitative and comparative statement. Revise throughout your prospectus as necessary.

Response

On behalf of the Company, we are supplementally furnishing the Staff with support for the statements referenced by the Staff. Other than the statistical information obtained from NPD Fashionworld, the Company believes that all the support furnished is either publicly available (including in trade and more general publications) or has been derived from information collected by the Company. The Company has obtained NPD Fashionworld’s consent to cite the information attributed to it in the S-1.

Transactions in Connection with the Offering, page 5

7.	Please provide us with your analysis of the exemption from the Securities Act of 1933 that you will rely on for the TPG Subscription that will take place concurrently with the initial public offering. We may have further comment.

Response

The TPG Subscription will be made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for “transactions by an issuer not involving any public offering.” The TPG Subscription is being made pursuant to the TPG Subscription Agreement, which was executed prior to the filing of the Registration Statement on August 17, 2005 and filed as Exhibit 10.3 to the Registration Statement.

The Company believes that reliance on the Section 4(2) exemption is appropriate because the TPG Subscription was negotiated privately between the Company and TPG, the Company’s majority shareholder since 1997, and did not involve any form of general solicitation or general advertising. In reaching this conclusion, the Company considered whether the TPG Subscription should be integrated with the initial public offering. The Company concluded that its offer and sale of securities in connection with the TPG Subscription was completed prior to the commencement of the offers being made in the initial public offering and that integration would be inconsistent with Rule 152 under the Securities Act and the Staff’s interpretations of that rule in Black Box Inc. (avail. June 26, 1990) and Squadron, Ellenoff, Pleasant & Lehrer (avail. Feb. 28, 1992). Consistent with the factors cited in the Staff’s interpretations, the TPG Subscription Agreement (a) was executed prior to the filing of the Registration Statement, (b) is binding on the Company and TPG, and (c) is subject only to objective closing conditions outside TPG’s control.

Matthew J. Benson

Securities and Exchange Commission

Risk Factors, page 10

8.	We note disclosure in the first paragraph under this caption stating that “there may be risks of which we are currently unaware, or that we currently regard as immaterial based on the information available to us, that later prove to be material.” Please delete this statement, as all material risks should be identified and fully discussed in this section.

Response

The prospectus has been revised to delete the statement referenced by the Staff. See page 9.

9.	Please revise your risk factor subheadings to concisely state the specific material risk each risk factor presents to your company or investors and the consequences should that risk factor occur. Avoid simply referring to a fact about your company or a future event in your subheadings. Stating that the risk may “adversely affect” or “harm” your business does not adequately address the potential consequences. Please revise all of the risk factors appearing under the caption “Risks Relating to Our Business.”

Response

The Company has revised the prospectus as requested by the Staff. See pages 9 to 17.

10.	Some of your risk factors appear generic because the information could apply to many companies in your industry or even in other industries. Please revise to specifically indicate how the stated risk applies to your company, or delete these risk factors:

•	We must maintain the value of our brand..., page 12.

•	An inability or failure to protect our trademarks..., page 13.

•	Our business could be hurt by increased labor costs..., page 16.

•	We are subject to numerous regulations and regulatory changes..., page 16.

•	We rely on our information systems..., page 16.

•	The success of our Internet operations..., page 17.

•	The price of our common stock may fluctuate significantly..., page 19.

Response

The Company has revised the risk factors referenced by the Staff to specifically indicate how the stated risk applies to the Company. See pages 9 to 19.

Matthew J. Benson

Securities and Exchange Commission

We may not be successful in expanding our store base, page 11

11.	In order for investors to better understand the magnitude of the risk involved, please quantify to the extent practicable the costs associated with the opening of each new store.

Response

As requested by the Staff, this risk factor has been revised to include the costs associated with the opening of each new store. See page 10.

An inability or failure to protect our trademarks would harm our business, page 13

12.	Please identify the “certain other trademarks” you refer to in the first sentence.

Response

As requested by the Staff, the prospectus has been revised to indicate that the other trademarks are variations on the “J.Crew” trademark. See page 12. In light of this revision, the Company does not believe that individually identifying each trademark would provide investors with any material information.

Our substantial amount of debt may limit the cash flow available..., page 17

13.	Please quantify the amount of debt to which you refer so that investors can fully assess the risk.

Response

As requested by the Staff, the prospectus has been revised to include the amount of the Company’s actual outstanding debt. When a price range for the initial public offering is available, the Company will also provide its debt on a pro forma basis after giving effect to the transactions described in the section of the prospectus titled “Transactions in Connection with the Offering.” See page 16.

Matthew J. Benson

Securities and Exchange Commission

The price of our common stock may fluctuate significantly..., page 19

14.	As currently drafted, the disclosure in this risk factor is too vague and appears to include multiple risks. Please revise to concisely state the material risk to you and investors. The additional risks addressed in this risk factor should be included under separate subheadings, if considered material. In addition, please remove the disclosure indicating analysts will cover your common stock.

Response

The Company has revised the risk factor referenced by the Staff. See page 18.

Management’s Discussion and Analysis, page 34

Overview, page 34

15.	Please provide a balanced discussion of your past operating results and history of operating losses and your recent revenue growth and profitability. Please also provide a more balanced discussion of material opportunities, risks and challenges in both the short and long term and the actions you are taking to address them. Please see SEC Release 33-8350.

Response

The Company has revised the prospectus as requested by the Staff. See page 33.

Results of Operations, page 37

First Quarter of Fiscal 2005 Compared to First Quarter of Fiscal 2004, page 37

16.	Please disclose net sales of each of your operating divisions for each of the periods presented. Please also disclose net sales revenues for your primary product categories for each of the periods presented. Please revise to discuss significant changes and trends in revenues from product categories to the extent that these changes and trends would be material to investors.

Response

The Company has revised the prospectus to include the percentage of sales represented by each of its product categories and to describe the reasons for changes in the percentage of sales accounted for by each product category. See page 34.

These percentages were based on the Company’s internal merchandising system, which is the only method by which the Company tracks sales by product category. Because this system uses a slightly different methodology than the Company’s financial reporting systems, the percentages disclosed in the prospectus should not be applied against the net sales in the Company’s financial statements to determine the amount of the Company’s revenues by product category.

Matthew J. Benson

Securities and Exchange Commission

17.	Where you describe more than one business reason for a significant change in a financial statement line item between periods, please quantify, where possible, the incremental impact of each individual business reason on the overall change. In doing so, please quantify in dollars:

•	changes in comparable store sales, non-comparable store sales and shipping and handling fees in your analysis and discussions of revenues;

•	the amounts of merchandise costs and buying and occupancy costs in your analysis and discussions of gross profit; and

•	the amounts of variable store and direct operating expenses and increases in incentive compensation in your analysis and discussions of selling, general and administrative expenses.

In addition, please provide an analysis of the underlying reasons for each significant change you identify. For example, please provide an analysis of significant changes in merchandise costs and buying and occupancy costs in your discussions of gross margin and variable store and direct operating expenses in your discussions of selling, general and administrative expenses.

Please refer to Item 303(a) of Regulation S-K and SEC Release No. 33-8350.

Response

The Company has revised the prospectus as requested by the Staff. See pages 36 to 41.

18.	You state on page 39 that shipping and handling fees decreased as a result of a decline in orders in the direct business in the first half of fiscal 2004. However, we note that direct sales increased by 14% in fiscal 2004 as compared to fiscal 2003. Please clarify your disclosure.

Response

The Company has revised the prospectus as requested by the Staff to clarify that, while revenues derived from direct sales increased, the number of orders placed decreased, resulting in a decrease in shipping in handling fees. See page 37.

19.	You disclose a 2.5% decrease in comparable store sales in fiscal 2003 compared to fiscal 2002 on page 41 and that you believe the improvement was the result of an improving economy and an upgrade in the quality and style of your merchandise assortments in the second half of the year. It appears these statements are inconsistent. Please clarify.

Response

The Company has revised the prospectus to clarify that the 2.5% decrease in comparable store sales in fiscal 2003 was an improvement in the rate at which comparable store sales decreased that was the result of an improving economy and an upgrade in the quality and style of its merchandise assortments in the second half of the year. See page 39.

Matthew J. Benson

Securities and Exchange Commission

Liquidity and Capital Resources, page 43

20.	Please provide a more informative analysis and discussion of financial condition, changes in financial condition and cash flows from operating activities, including changes in working capital components, for each period presented. In doing so, please explain the underlying reasons and implications of material changes between periods to provide investors with an understanding of trends and variability in cash flows. Please also provide an analysis of any known trends and uncertainties that will result in or that are reasonably likely to result in a material increase or decrease in your liquidity. In addition, to the extent that you have material commitments for capital expenditures, please disclose the nature and amount of those commitments as well as the anticipated source of funds to fulfill the commitments. Please refer to Item 303(a) of Regulation S-K and SEC Release No. 33-8350.

Response

The Company has revised the prospectus as requested by the Staff. See pages 41 to 45. The Company is not aware of any trend that will, or is reasonably likely to, result in a material increase or decrease in its liquidity or capital resources. In addition, except as otherwise disclosed in the prospectus, the Company does not have any material commitments for capital expenditures.

21.	Please discuss the anticipated effect, if any, the public offering will have on future compliance with the financial covenants described in this section.

Response

The Company believes that the public offering will have no effect on future compliance with the financial covenants described in the “Liquidity and Capital Resources” section.

Contractual Obligations, page 46

22.	Please include interest payments on your long-term debt obligations and dividends on your redeemable preferred stock in the table. If you choose not to include these payments in the table, please include a footnote to the table identifying the excluded items and provide any additional information that is material to an understanding of your cash requirements. In addition, please disclose that your operating lease obligations do not include insurance, taxes and other occupancy costs and provide a context for the reader to understand the impact of these charges on your total lease obligations. See Item 303(a) (5) of Regulation S-K and footnote 46 to SEC Release No. 33-8350.

Response

The Company has revised the prospectus as requested by the Staff. See pages 45 to 46.

Matthew J. Benson

Securities and Exchange Commission

Business, page 49

Our Sourcing Methods, page 59

23.	We note that you purchase approximately 15% of your merchandise from one trading company. If formalized, please file the agreement you have with this trading company as a material exhibit. See Item 60l(b)(l0) of Regulation S-K.

Response

The Company advises the Staff that there is no formalized agreement between the Company and the trading company referenced by the Staff. The Company notes that disclosure on page 59 of the prospectus indicates that the Company has no long-term merchandise supply contracts, and typically transacts business on an order-by-order basis.

Competition, page 61

24.	We note that you compete on the basis of quality, design and customer service. It would appear that your competitors in the industry would also compete on the same basis. Please explain your methods of competition in greater detail. See Item 101(c)(l)(x) of Regulation S-K.

Response

The Company has revised the prospectus to provide more detail about its competitive advantages and the factors that it focuses on to differentiate itself from other retailers. See page 61. The Company does not employ other methods of competition beyond what is set forth in the revisions described above.

Matthew J. Benson

Securities and Exchange Commission

Trademarks and Licensing, page 61

25.	Please disclose the duration and effect of all patents to which you refer and further discuss the status of all pending trademark applications. See Item 101(c)(1)(iv) of Regulation S-K.

Response

The Company does not own any patents. The Company does not believe that discussing the status of all pending trademark applications would be material to investors because the Company has current registrations for all material trademarks in key jurisdictions and has no reason to believe its applications will not be approved in a timely fashion or that any non-approval would adversely affect its business. In addition, the Company notes that Item 101(c)(1)(iv) of Regulation S-K requires disclosure regarding trademarks “held.”

26.	Please file your licensing agreement with Itochu Corporation as a material exhibit. See Item 601(b)(10) of Regulation S-K.

Response

The Company believes that the licensing agreement with Itochu Corporation is not required to be filed because it is not material to the Company. In fiscal 2004, the licensing agreement generated revenues of $2.8 million, or less than 0.5% of the Company’s total revenues of $804.2 million. In fiscal 2003, the licensing agreement generated revenues of $2.5 million, or less than 0.5% of the Company’s total revenues of $690.0 million.

Legal Proceedings, page 63

27.	We note disclosure in your Form 10-K filed for the fiscal year ended January 29, 2005 indicating that you were a defendant in a lawsuit filed on August 16, 2002 in the U.S. District Court for the Eastern District of Texas. Please add disclosure discussing the current status of the lawsuit and the potential ramifications to you. If you do not believe the lawsuit will have a material adverse effect on you, please advise.

Response

The Company has revised the prospectus to indicate that it has settled this lawsuit. See page 63.

Certain United States Tax Consequences to Non-United States Holders, page 89

28.	Please delete the term “certain” from the caption and the first sentence appearing under the caption.

Response

The Company has revised the prospectus as requested by the Staff. See page 89.

Matthew J. Benson

Securities and Exchange Commission

Shares Eligible for Future Sale, page 91

Lock-up Agreements, page 92

29.	Please describe the “certain exceptions” you refer to relating to the disposition or hedging of securities under the lock-up agreements. Also, tell us what factors Goldman, Sachs & Co. and Bear, Stearns & Co. Inc. would take into consideration in deciding whether to release any of the securities prior to the expiration of the lock-up.

Response

Goldman, Sachs & Co. (“Goldman Sachs”) and Bear, Stearns & Co. Inc. (“Bear Stearns”) have informed the Company that the lock-up agreements will provide an exception for the transfer of shares (a) as a bona fide gift, provided that the relevant donee agrees in writing to be bound by the lock-up restrictions, (b) to certain trusts, provided that the transfer does not involve a disposition or sale and the relevant trustee agrees in writing to be bound by the lock-up restrictions and (c) with the written consent of Goldman Sachs or Bear Stearns. Goldman Sachs and Bear Stearns have advised the Company that they currently do not have any intention to release shares from the lock-up agreements. Goldman Sachs and Bear Stearns cannot in advance determine the circumstances under which shares might be released from the lock-up agreements. Any release of shares will depend on the facts and circumstances existing at the time and will be subject to the sole discretion of Goldman Sachs and Bear Stearns.

Underwriting, page 93

30.	We note your disclosure that if all the shares are not sold at the initial offering price, the representatives may change the offering price and other selling terms. Please explain how any change in the offering price and/or other selling terms would be reflected in the prospectus. For example, disclose whether a post-effective amendment would be filed and declared effective prior to any offers or sales being made at different prices or with different selling terms. We may have additional comment after reviewing your response.

Response

In accordance with longstanding underwriting practices, this sentence refers to the possibility that after the registration statement is declared effective, the underwriting agreement has been signed and the offering has been commenced at the fixed price set forth in the final prospectus (and, pursuant to Rule 430A, incorporated in the registration statement), the underwriters may not succeed in selling all of the offered shares at that fixed price. In these circumstances, the representatives may determine to lower the offering price on the shares remaining unsold. That decision would have no direct effect on the issuer, since the underwriters have already committed pursuant to the underwriting agreement to pay for all of the shares at a price specified at the time of signing. In these circumstances, underwriters have traditionally retained the flexibility to lower the offering price, and have done so without filing a post-effective amendment, circulating a revised prospectus or supplementing the prospectus. We believe the Staff is familiar with this practice. Furthermore, Goldman Sachs and Bear Stearns have informed the Company that, in their experience, instances in which the representatives in an initial public offering have changed the offering price on behalf of the underwriting syndicate have been extremely rare.

Matthew J. Benson

Securities and Exchange Commission

31.	Please identify any members of the underwriting syndicate that will engage in any electronic offer, sale or distribution of the shares and describe their procedures to us. If you become aware of any additional members of the underwriting syndicate that may engage in electronic offers, sales or distributions after you respond to this comment, promptly supplement your response to identify those members and provide us with a description of their procedures.

Briefly describe any electronic distribution in the filing.

Also, in your discussion of your procedures, tell us how your procedures ensure that the distribution complies with Section 5 of the Securities Act. In particular:

•	the communications used;

•	the availability of the preliminary prospectus;

•	the manner of conducting the distribution and sale, such as the use of indications of interest or conditional offers; and

•	the funding of an account and payment of the purchase price.

In addition, please tell us whether you or the underwriters have any arrangements with a third party to host or access your preliminary prospectus on the Internet. If so, identify the party and the website, describe the material terms of your agreement, and provide us with a copy of any written agreement. Also provide us with all information concerning your company or prospectus that has appeared on their website. Again, if you subsequently enter into these arrangements, promptly supplement your response.

Response

The Company has been advised by Goldman Sachs that it or its affiliates may engage in the electronic offer, sale or distribution of the common stock and that any such activities will be conducted in accordance with procedures previously reviewed by the Staff.

Matthew J. Benson

Securities and Exchange Commission

Bear Stearns has advised the Company that it does not intend to engage in any form of electronic offer, sale or distribution of the common stock. However, as a convenience to certain of its institutional investor customers to whom a hard copy of the preliminary prospectus has been or will be sent, Bear Stearns may send an electronic copy of the preliminary prospectus in pdf form to such investors. Bear Stearns will not rely on such electronic distribution of the preliminary prospectus to satisfy any of its obligations under the federal securities laws.

If the Company becomes aware of any additional members of the underwriting syndicate that may engage in electronic offers, sales or distributions after the date of this letter, it will promptly supplement this response to identify those members and either provide a description of their procedures or confirm that their procedures have previously been reviewed with the Staff.

In order to help alleviate concerns that may be raised by any possible online distribution or posting of the preliminary prospectus on the Internet, the representatives of the underwriters have indicated to the Company that they will include the following language in a communication to potential syndicate members:

“Online distribution of the common stock of J.Crew Group, Inc. may only be made pursuant to procedures for such distributions previously reviewed with the Securities and Exchange Commission. By accepting an allocation from us, you will be deemed to be representing to us that either (1) you are not making an online distribution or (2) you are following procedures for online distribution previously reviewed with the Securities and Exchange Commission.”

Consistent with this procedure, the following language has been added in the Underwriting section of the prospectus:

“A prospectus in electronic format will be made available on the websites maintained by one or more of the representatives of the underwriters and may also be made available on websites maintained by other underwriters. The underwriters may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the representatives to underwriters that may make Internet distributions on the same basis as other allocations.”

Goldman Sachs and Bear Stearns have informed the Company that they expect to post the road show presentation on YahooNet Road Show, a password protected website, and YahooNet Road Show has informed Goldman Sachs and Bear Stearns that it is posting such road show presentation in accordance with applicable no-action letters and applicable regulations. The Company will promptly supplement this response with information relating to any third party arrangements that other underwriters are putting into place as such information becomes available.

Matthew J. Benson

Securities and Exchange Commission

Financial Statements, page F-1

General

32.	Please update your interim financial statements and related financial information included in the filing as required by Rule 3-12 of Regulation S-X.

Response

The Company has updated its interim financial statements and related financial information as requested by the Staff. See pages F-2 to F-6.

Report of Independent Registered Public Accounting Firm, page F-6

33.	Please file a revised audit report that refers to the standards as opposed to “auditing standards” of the Public Company Accounting Oversight Board (United States). Please refer to Commission Release 34-49707 dated May 14, 2004 and PCAOB Release 2003-025 (particularly Section B.2) issued December 17, 2003.

Response

The Company has filed a revised audit report as requested by the Staff. See page F-7.

Consolidated Balance Sheets, page F-7

34.	Please present the components of stockholders’ deficit on the face as required by paragraphs 30 and 31 of Rule 5-02 of Regulation S-X. In doing so, please disclose the number of shares of common stock authorized and issued for each period. Please also disclose the number of shares of treasury stock for each period and present treasury stock as a deduction from the total of capital stock, capital surplus and retained earnings as required by APB 6.

Response

The Company has revised the financial statements as requested by the Staff. See page F-8.

Matthew J. Benson

Securities and Exchange Commission

Consolidated Statements of Operations, page F-8

35.	Please present basic and diluted earnings per share data for each period presented. Please also disclose a reconciliation of the numerators and denominators of the basic and diluted per share computations for each period presented, the effect that has been given to preferred dividends in arriving at income available to common stockholders in computing basic earnings per share and securities that could potentially dilute basic earnings per share in the future that are not included in the computation of diluted earnings per share because to do so would have been anti-dilutive. The additional disclosures should also be included in your interim financial statements. Please refer to paragraph 40 of FAS 128. In addition, please present basic and diluted earnings per share data in Note 18 on page F-26, on your unaudited condensed consolidated statements of operations on page F-3 and on your unaudited pro forma condensed consolidated statement of operations on page 33. Further, please revise related financial information included in the filing to present earnings per share data. Please refer to Items 301 and 302 of Regulation S-K and Article 11 of Regulation S-X.

Response

The Company has revised the financial statements as requested by the Staff. See pages 7, 27, 31, F-3, F-9, F-15 and F-28.

36.	We assume the “Interest expense - net” line item includes interest expense and interest income. If so, please separately present interest expense and interest income. If the line item includes other income and other expense, please also separately present those items. See paragraphs 7, 8, and 9 of Rule 5-03(b) of Regulation S-X.

Response

The Company has revised the “Interest expense - net” line item to separately disclose interest income and interest expense each year. See page F-9. “Interest expense - net” includes only interest expense and interest income.

Consolidated Statements of Changes in Stockholders’ Deficit, page F-9

37.	It appears that preferred stock dividends should be charged against additional paid-in capital as opposed to accumulated deficit until additional paid-in capital is exhausted. Please refer to SAB Topic 3:C. Please tell us your basis in GAAP for your accounting treatment or restate your financial statements.

Response

The Company advises the Staff that there was no additional paid-in-capital recorded in connection with the issuance of the preferred stock in 1997. Therefore, the Company believes that it is not appropriate to reduce additional paid-in-capital generated by other equity instruments (in this case, common stock). In the absence of retained earnings and additional paid-capital from the sale of preferred stock, the Company charged accumulated deficit to record the dividends on the preferred stock.

Matthew J. Benson

Securities and Exchange Commission

Note 1. Nature of Business And Summary Of Significant Accounting Policies, page F-11

Segment Information, page F-11

38.	Please tell us the components of your business that you have identified as operating segments. If you have not identified the activities of your J. Crew Stores and J. Crew Direct sales channels as separate operating segments please tell us why based on the criteria in paragraph 10 of FAS 131. In addition, tell us the operating segments that you have aggregated in accordance with paragraph 17 of FAS 131 and why each of the aggregation criteria is met.

Response

The Company operates as a fully-integrated, multi-channel retailer comprised of Retail and Factory stores, catalog and Internet website. As a fully-integrated retailer the Company focuses on creating customers loyal to the J.Crew brand rather than to a particular sales channel. 58% of the households in the Company’s customer database shop in more than one sales channel. Furthermore, it utilizes attributes of each of the sale channels to drive sales across the other sales channels. For example, it uses customer information gathered in its catalog and Internet operations to target specific catalog items to Retail customers. It also sends catalogs and targeted e-mails highlighting specific catalog items to Retail customers, and provides information in catalogs regarding the nearest J. Crew store location. While a portion of retail sales are generated through the use of the Company’s catalog, all of the Company’s catalog expense is allocated to the Direct channel (and no amount is allocated to Retail). Customers are referred directly from stores to the catalog via phones located in the stores, if the product or size is not available in the stores. In addition, the Company’s products are transferred from Retail stores to the jcrew.com channel or its Factory stores for liquidation and customers may return their purchases from the catalog or from the Internet to Retail stores.

The Company has identified two operating segments based on the information that is made available to the principal decision makers of the consolidated entity. The two operating segments are Stores, which consist of Retail and Factory stores, and Direct, which consists of the Company’s catalog and Internet operations.

The results of these operating segments are measured at the operating contribution level, which is defined as: sales less cost of sales less directly identifiable operating expenses. Directly identifiable operating expenses for Stores consist primarily of store and regional payroll, occupancy expenses and warehouse costs. For Direct, directly identifiable operating expenses consist of catalog production and distribution costs, customer service and warehouse costs. A significant amount of expenses (approximately $100 million annually), including product development, production and import costs and information technology related costs, are accounted for on a centralized basis and are not directly allocated to each operating segment.

Matthew J. Benson

Securities and Exchange Commission

The criteria for the aggregation of operating segments are outlined in Paragraph 17 of SFAS 131. Paragraph 17 states that “[o]perating segments often exhibit similar long-term financial performance if they have similar economic characteristics. For example, similar long-term average gross margins for two operating segments would be expected if their economic characteristics were similar. Two or more operating segments may be aggregated into a single operating segment if aggregation is consistent with the objective and basic principles of this Statement, if the segments have similar economic characteristics, and if the segments are similar in each of the following areas: (i) the nature of the products and services; (ii) the nature of the production processes; (iii) the type or class of customer for their products and services; (iv) the methods used to distribute their products or provide their services; and (v) if applicable, the nature of the regulatory environment, for example, banking, insurance or public utilities.” The Company believes that its operating segments meet all of the aggregation criteria as outlined below.

The nature of the products and services

The Company sells a similar line of products, including women’s and men’s apparel, footwear and accessories, under one brand name through 157 J.Crew Retail stores, 44 J.Crew Factory stores, the J.Crew catalog and jcrew.com.

The nature of the production processes

The products offered for sale by each operating segment are produced in the same countries by the same vendors using the same production processes.

The type or class of customer for their products and services

All of the Company’s sales are made to retail customers. The Company believes that the type or class of customer is the same across each of the Company’s sales channels. The Company encourages its customers to make purchases through all its sales channels and over 58% of the households in its customer database are identified as having shopped in more than one of its sales channels.

The methods used to distribute their products or provide their services

The Company sells its products through multiple sales channels, including its Retail and Factory stores, its catalog and its Internet website, providing its customers the flexibility to shop in the setting they prefer. The Company encourages its customers to make purchases through all of its sales channels—a concept it refers to as “seamless retailing,” and, as noted above, over 58% of the households in its customer database are identified as having shopped in more than one of its sales channels.

The nature of the regulatory environment

Each of the sales channels operates in the same regulatory environment.

Matthew J. Benson

Securities and Exchange Commission

Conclusion

As explained above, the Company distributes its products under one brand name. The Company believes that its operating segments have similar economic characteristics as outlined in Exhibit A to this letter and meet all of the aggregation criteria as outlined above. The Company has determined that brand name is the most significant factor in determining its reportable segments and has aggregated its operating segments into one reportable segment. In prior years (through fiscal 1999), when the consolidated entity consisted of more than one brand name, the Company aggregated its operating segments into three reportable segments: J.Crew, Popular Club Plan and Clifford & Wills.

39.	Please disclose the factors used to identify reportable segments and whether operating segments have been aggregated as required by paragraph 26 of SFAS 131. Please also disclose revenues for each product category or group of similar products as reported in the financial information used to produce your financial statements or tell us why disclosure of product information is not required. Please refer to paragraph 37 of SFAS 131.

Response

The response to Comment 38 describes the factors the Company uses to identify reportable segments and explains that the Company has aggregated its two operating segments. The Company has revised the prospectus to disclose the percentage of its sales accounted for by each of its product categories. See page 34. The Company believes it has adequately disclosed the factors used to identify its reportable segments and products in Notes 1(b) and 1(c).

Revenue Recognition, page F-13

40.	We note that other revenues include the estimated amount of your unredeemed gift card liability based on historical trends. We also note from your disclosure on pages 37 and 38 that you recognized $1.3 million in revenue related to unredeemed gift certificates that expired and reversed $1.3 million in revenue recognized on unredeemed gift cards in prior years during the first quarter of fiscal 2005. Please tell us your basis in GAAP for recognizing revenue before either performance or a legal release from the liability as contemplated by SFAS 140. In doing so, tell us whether all of your gift cards and certificates are redeemable for cash and carry expiration dates and whether and how your accounting policies differ with respect to gift cards and certificates that do and do not carry expiration dates. Please provide evidence that demonstrates to us that the demand for future performance with respect to the estimated breakage recognized as revenue is remote and that the estimate is based on a large population of homogeneous transactions. In addition, please provide us the historical evidence supporting your estimates of breakage. Further, please tell us whether you recognize breakage upon sale of the gift cards and certificates or over the term of your performance obligation and your basis in GAAP for doing so. Finally, tell us your basis for recognizing breakage as revenue as opposed to a gain classified as other income.

Response

Gift Cards

A liability is established for a gift card at the time it is purchased. Other than for estimated breakage, revenue is recognized at the time the gift card is redeemed.

Matthew J. Benson

Securities and Exchange Commission

At the time a gift card is purchased, the liability is reduced by the estimated amount of gift cards that will not be redeemed. The estimated amount of unredeemed gift cards is based on the Company’s historical experience developed over a period of time in excess of five years. See Exhibit B to this letter. The Company’s redemption percentage is approximately 93%. Amounts included in other revenues for the years ended February 1, 2003, January 31, 2004 and January 29, 2005 were $2.0 million, $1.7 million and $1.4 million, respectively.

The Company’s basis for including this amount in other revenues as opposed to a gain classified as other income is that these transactions are directly related to its operations and are not material to reported revenues.

The Company’s gift cards do not have an expiration date and are not redeemable for cash.

Promotional Certificates

From time to time the Company issues certificates to customers in connection with sales promotional activities which entitle the customers to a reduction in sales price on subsequent purchases and have a specific expiration date.

These promotional certificates are accounted for as a reduction of net sales at the time of issuance and a liability is recorded in accordance with the guidance of SAB 101 and EITF Issues 00-14, 00-21 and/or 00-22. The liability is reduced when the sale certificate is redeemed. Any remaining liability after the date of expiration is reversed and included in net sales at that time.

During the fourth quarter of 2004, the Company issued certificates to its proprietary credit cardholders based on the aggregate amount of purchases from November 17 through December 31, 2004. These certificates had a specified expiration date and were not redeemable for cash.

Net sales were reduced by $2.7 million in the fourth quarter of 2004 to account for the issuance of these promotional certificates. In the first quarter of 2005 the Company increased net sales by $1.3 million which represented the unredeemed amount of these promotional certificates upon expiration of the promotion.

Matthew J. Benson

Securities and Exchange Commission

Escheat

Depending on the laws of the applicable state, a specified portion of the value of gift and/or merchandise certificates may be escheatable. During the first quarter of 2005, the Company determined that it had underestimated the escheatable portion of the unredeemed gift cards and included $1.3 million of unredeemed gift cards in income over a period of years. This amount was recognized as a reduction of other income in the 2005 first quarter. Prior year amounts were not restated as the effect on any prior year and estimated results for the current year was immaterial.

Note 4. Property and Equipment, page F-1

41.	Please disclose depreciation expense for each period presented as required by paragraph 5 of APB 12.

Response

The Company does not believe that depreciation expense of property and equipment must be disclosed in Note 4, in Property and Equipment under paragraph 5 of APB 12 because it is disclosed in the Company’s statement of cash flows for all periods presented. On pages F-4 and F-11, the Company has clarified the description to specify that depreciation and amortization relates to property and equipment.

Note 6. Lines of Credit, page F-16

42.	You disclose that there were no borrowings outstanding on your Wachovia credit facility as of January 31, 2004 and January 29, 2005. Your table in footnote 7, however, indicates that there were outstanding borrowings on your Wachovia credit facility. Please revise or advise.

Response

There were no direct borrowings under the revolving credit component of the Wachovia credit facility as of January 31, 2004 and January 29, 2005. However, the terms of the Wachovia Credit Facility permitted borrowings in an amount equal to a separate real estate availability (equal to 60% of the appraised value of the Company’s owned real estate, which amounted to $5.8 million as of January 31, 2004). At January 31, 2004 $5.0 million was outstanding under this provision and was treated as a term loan repayable over a period of 60 months. This previous real estate availability was removed from the Wachovia Credit Facility in connection with its amendment in December 2004 and amounts due under the real estate availability were repaid in full in January 2005.

Matthew J. Benson

Securities and Exchange Commission

43.	We note that your credit facility is guaranteed by an indirect subsidiary of Operating. Please tell us the name, purpose and activities of the indirect subsidiary. Please also tell us the nature of your indirect ownership interest and your ownership percentage. In addition, please tell us whether the indirect subsidiary is included in your consolidated financial statements and, if not, explain why.

Response

The credit facility is guaranteed by J. Crew International, Inc., which is a wholly owned subsidiary of J. Crew Inc., which in turn is wholly owned by J. Crew Operating Corp. J. Crew International, Inc. was created to hold the Company’s intellectual property and it owns all of the Company’s registered trademarks. J. Crew International, Inc. is included in the Company’s consolidated financial statements.

Note 7. Long-Term Debt and Preferred Stock, page F-17

44.	Please tell us the commitment date you are using to measure the intrinsic value of the conversion option embedded in the convertible instruments you are issuing to satisfy interest requirements on loans payable to TPG-MD Investment LLC and the basis for your determination. In doing so, please tell us whether there are any provisions in the loan agreement that permit either party to elect another form of payment and whether the holder will always receive the number of shares of common stock upon conversion as if all accumulated interest have been paid-in-kind. Please refer to Issue 10 of EITF 00-27. In addition, please disclose whether the loans payable to TPG-MD Investment LLC are convertible into common stock at your option or at the option of the holder.

Response

The Company advises the Staff that, based on its analysis of EITF 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios,” there is no embedded beneficial conversion feature associated with the conversion option of the TPG-MD Investment, LLC loan, which the prospectus refers to as the “5.0% Notes Payable.” As described in Example 1a of EITF 98-5, a beneficial conversion feature is calculated at its intrinsic value at the commitment date (in accordance with EITF 00-27). The intrinsic value is equal to excess of the fair value of the stock over the conversion price. The conversion price of the 5.0% Notes Payable is $6.82 per share. The fair value of the Company’s common stock at January 1, 2003—the commitment date used to measure the intrinsic value—was $0.74 per share. The Company therefore concluded that, at the date of the loan by TPG-MD Investment, LLC, the conversion option did not include an embedded beneficial conversion feature.

The Company also advises the Staff that there are no provisions in the TPG-MD Investment, LLC loan that permit either party to elect another form of payment. The holder of the 5.0% Notes Payable will always receive the number of shares of common stock upon conversion as if all accumulated interest had been paid in kind. The 5.0% Notes Payable are exchangeable into common stock at the holder’s option only and not at the option of the Company. As described on page 4 of the prospectus, TPG-MD Investment, LLC has agreed to convert the 5.0% Notes Payable into shares of the Company’s common stock immediately prior to the initial public offering.

Matthew J. Benson

Securities and Exchange Commission

Note 16. Stock Compensation Plans, page F-24

45.	We note your disclosures on pages 68 and 70 regarding restricted stock awards and options granted to named executive officers and the estimated fair value of your common stock on the dates of grant in 2003 and 2004 and as of January 29, 2005 and March 31, 2005. Please provide us in a table format from February 1, 2004 to the present with the following information regarding each issuance of common stock, warrants, options and debt convertible into common. Separately identify issuances of options and warrants that do not qualify for APB 25 accounting. Tell us in detail the date of each issuance, what was issued, all of the terms associated with each issuance (number of shares, stock price paid, exercise price and terms and conversion price and terms), the fair value of a share of your common stock on each issuance date, how you determined the fair value on each date, and the amount of any compensation expense, interest expense, or other charges recorded in your financial statements associated with each issuance, including how you calculated any amount recorded. If any amounts are being amortized rather than expensed immediately, also tell us how you determined the amortization period. If the fair value you indicate for your stock on any of these issuance dates is less than the anticipated initial public offering price, also describe the intervening events which occurred between the issuance date and the date you filed your registration statement that significantly increased the fair value of your stock. Please reconcile the amounts of compensation expense and other expenses recorded in your financial statements to the analysis you provide us. Please continue to update your response and the disclosures in your filing for any issuances through the effective date. In addition, please provide us with a copy of any independent valuation reports used in arriving at the estimated fair value of your common stock since February 1, 2004. We will not conclude on any response you provide until you have filed an amendment that includes your anticipated initial public offering price range.

Response

Issuances of Options and Common Stock Since February 1, 2004

The following tables present the requested information for issuances of options and common stock from the period from February 1, 2004 through the date of this letter. The Company did not issue any warrants or debt convertible into common stock during this period. The Company notes that all options granted under its stock option plans since 1997 had/have exercise prices not less than $6.82 per share, which represents the purchase price paid by Texas Pacific Group, the Company’s majority shareholder, for the Company’s common stock in October 1997, and that $6.82 per share was well in excess of the common stock’s fair value at the time of grant for most of the period set out below.

Matthew J. Benson

Securities and Exchange Commission

Moreover, 64% of the total options granted during the period set out below (i.e., 2,076,948 options out of a total 3,479,912 granted during that period) have exercise prices of $15.00 and $25.00 per share, which reflects an even greater premium over the fair value of the common stock. Please see the discussion of “premium options” on pages 71 to 74 of the prospectus.

Options
Grant Date	Number of Options Granted	Exercise Price	Stock Fair Value
02/01/04	45,500	$6.82	$0.74
03/26/04	948,474	$15.00	$0.74
03/26/04	948,474	$25.00	$0.74
04/01/04	71,500	$6.82	$0.74
04/01/04	20,000	$15.00	$0.74
04/01/04	20,000	$25.00	$0.74
06/01/04	196,500	$6.82	$0.74
06/01/04	10,000	$15.00	$0.74
06/01/04	10,000	$25.00	$0.74
08/01/04	80,000	$6.82	$0.74
10/01/04	41,300	$6.82	$0.74
12/01/04	93,750	$6.82	$3.70
02/01/05	40,962	$7.60	$7.60
03/15/05	20,000	$15.00	$7.60
03/15/05	20,000	$25.00	$7.60
04/01/05	49,652	$12.60	$12.60
05/05/05	180,000	$12.60	$12.60
05/05/05	40,000	$15.00	$12.60
05/05/05	40,000	$25.00	$12.60
05/16/05	100,000	$12.60	$12.60
06/01/05	29,500	$12.60	$12.60
07/31/05	27,300	$12.60	$12.60
08/08/05	40,000	$15.00	$13.40
08/08/05	40,000	$25.00	$13.40
08/09/05	20,000	$13.40	$13.40
08/14/05	212,000	$13.40	$13.40
09/07/05	50,000	$13.40	$13.40
09/07/05	40,000	$15.00	$13.40
09/07/05	40,000	$25.00	$13.40

The options granted on July 31, 2005 were issued to a non-employee consultant to the Company. The fair value of those options as of the date of grant was $151,500, which will be charged to expense over the vesting period ($79,500 in fiscal 2005, $48,000 in fiscal 2006 and $24,000 in fiscal 2007). All of the other options granted during this period were issued to employees or directors, for services provided as employees or directors, with exercise prices equal to or greater than the fair value of the Company’s common stock on the date of grant and qualified for APB 25 accounting. Accordingly, these options did not result in compensation or other expense. See “Determinations of Fair Value Below.”

Matthew J. Benson

Securities and Exchange Commission

Shares of Restricted Stock
Grant Date	Number of Shares of Restricted Stock Granted	Stock Fair Value	Deferred Compensation	Fiscal Year 2004	Six Months Ended July 29, 2005
05/01/04	55,000	$0.74	$40,700	$12	$5
05/10/04	25,000	$0.74	$18,500	3	—
06/01/04	2,500	$0.74	$1,850	—	1
07/26/04	5,000	$0.74	$3,700	—	2
11/01/04	138,500	$0.74	$102,490	6	84
12/01/04	25,000	$3.70	$92,500	19	74
05/05/05	40,000	$12.60	$504,000	—	56
08/08/05	60,000	$13.40	$804,000	—	—
08/14/05	35,000	$13.40	$469,000	—	—
09/07/05	35,000	$13.40	$469,000	—	—

		Grants prior to fiscal year 2004		79	30
		Total per financial statements		$119	$252

As described in Note 1 to the Consolidated Financial Statements, restricted stock grants result in the recognition of deferred compensation, which is charged to expense over the restricted stock’s vesting period. The amount of deferred compensation is equal to the fair value of the common stock on the date of grant. Amortization of restricted stock is set out opposite the caption “Amortization of restricted stock” in the Condensed Consolidated Statements of Cash Flows for the twenty-six weeks ended July 31, 2004 and July 30, 2005 and non-cash compensation expense in the Consolidated Statements of Cash Flows for each of the years in the three years ended January 29, 2005 included in the Registration Statement and in Note 1(q) to the Company’s Consolidated Financial Statements. No consideration was paid for any of the above shares of restricted stock.

The Company believes that all options and shares of restricted stock granted during the period from February 1, 2004 through the date of this letter have exercise or share prices, respectively, equal to or greater than the fair value of the Company’s common stock on the date of grant. The fair value of the common stock and the exercise price for each option grant was determined by the Compensation Committee of the Company’s Board of Directors based on (1) periodic appraisals performed by independent valuation specialists and by the Company using widely-recognized valuation methodologies – the income approach and the market approach; (2) consideration of numerous relevant factors and information available to the Company at that time; and (3) discussions with the Company’s outside attorneys.

Matthew J. Benson

Securities and Exchange Commission

Under the income approach, a company’s expected future cash flows is discounted to the present worth of the future cash flows using an appropriate discount rate. The discount rate that will be used will reflect (i) existing market rates of return; and (ii) the risks inherent in the cash flows of the specific company being valued.

Under the market approach, public companies deemed reasonably similar to the subject company are identified and their financial and operational performance are analyzed relative to the subject company. Financial and operational differences between the public companies identified and the subject company are considered and impact the valuation of the subject company.

The Company believes that the fair value determinations described below, which were made after analysis of relevant factors and based on the income and market valuation methodologies described above, are reasonable in light of the information available at the time the grants were made.

Determinations of Fair Value

The table below sets forth the valuations the Company used to determine the fair value of its common stock during the period from February 1, 2004 to the date of this letter:

Date of Valuation	Source of Valuation	Valuation	Marketability Discount		Increase in FY 2005 EBITDA Projections Since 11/30/04	Source of EBITDA Projections
11/30/04	Internal (Reviewed by Independent Third Party)	$3.70	28	%**	—	Projections provided to lenders in November 2004 refinancing

1/29/05	Internal (Reviewed by Independent Third Party)	$7.60	14	%**	$11.0 million	Annual budget approved by Board of Directors

3/31/05	Independent Third Party	$12.60	12	%**	$26.0 million	Projections furnished to IPO underwriters

8/8/05	Internal	$13.40	6	%**	$36.0 million	Updated projections furnished to IPO underwriters

**	These marketability discounts were estimated using the option-pricing method, which involves making estimates of the anticipated timing of a potential liquidity event, such as a sale of the company being valued or an initial public offering, and estimates the volatility of the company’s debt and equity securities.

Set forth below is a summary of the key events relating to the Company’s business and results of operations during the period from February 1, 2004 to September 7, 2005 (i.e., the last date on which the Company granted any options or restricted stock) and the

Matthew J. Benson

Securities and Exchange Commission

impact of those events on the value of the Company’s common stock. The Company will update its response to this comment (i) to reflect any grants of options or restricted stock made after the date hereof through the effective date of the Registration Statement and (ii) once an initial public offering price range has been determined, to explain the difference between the value of the Company’s common stock on September 7, 2005 and the initial public offering price range.

January 1, 2003—Independent Valuation By DoveBid Valuation Services, Inc. (“DVS”)

In January 2003, the Company retained DVS, an independent valuation specialist, to deliver an opinion on the fair value of the Company’s common stock as of January 1, 2003 (the “DVS Valuation”). On behalf of the Company, we are supplementally furnishing a copy of the DVS Valuation to the Staff.

DVS used the income approach and the market approach and applied a marketability discount to reflect the fact that there was no active market for the Company’s common stock. As a result of the foregoing, DVS determined that the fair value of the Company’s common stock ranged between $0.09 per share and $0.86 per share. Based upon discussions with DVS and examinations of the assumptions in the DVS Valuation, the Company determined that the fair value of the common stock was $0.74 per share as of January 1, 2003.

February to November 1, 2004

All options granted during this period were granted with exercise prices well in excess of the common stock’s fair value. During the period from February 2004 to November 1, 2004, the Company determined that the fair value of its common stock remained $0.74 per share based on the fact that there had been no material improvement to its financial position since January 1, 2003. In making this determination, the Company focused on the fact that its recent actual operating results were worse than the projected results used in determining the DVS Valuation.

November 30, 2004

The Company performed an internal valuation of its common stock as of November 30, 2004 using the income and market approaches and applying a marketability discount of 28%. Based on these factors, the Company determined that the fair value of the common stock was $3.70 per share as of November 30, 2004.

The increased fair value of the Company’s common stock from November 1, 2004 was primarily due to a decrease in the Company’s debt and a lower interest rate on new debt incurred as the result of the debt refinancing transactions consummated by the Company on November 23, 2004. These transactions are described on page 38 of the prospectus.

Matthew J. Benson

Securities and Exchange Commission

January 2005

The Company also performed an internal valuation of its common stock as of January 29, 2005 (i.e., the last day of its 2004 fiscal year) using the same income and market approaches and applying a decreased marketability discount of 14%. Based on these factors, the Company determined that the fair value of the common stock was $7.60 per share as of January 29, 2005. The increased fair value of the Company’s common stock from November 30, 2004 was primarily due to improvements in the Company’s operating performance and a reduction in the marketability discount. As a result of these improvements, the Company increased its EBITDA projections, which is a significant input in both the income methodology and the market methodology, for fiscal 2005 by $11.0 million from the fiscal year 2005 EBITDA projections used in the November 30, 2004 valuation.

March 2005—Independent Valuation By Deloitte Financial Advisory Services LLP (“Deloitte”)

In April 2005, the Company retained Deloitte to deliver an opinion on the fair value (the “Deloitte Valuation”) of the Company’s common stock as of March 31, 2005. On behalf of the Company, we are supplementally furnishing a copy of the Deloitte Valuation to the Staff along with a request for confidential treatment of the Deloitte Valuation.

Deloitte used the market and income approaches and applied a decreased marketability discount of 12%. Based on these factors, Deloitte determined that the fair value of the Company’s common stock was $12.60 per share as of March 31, 2005. To assess the reasonableness of the Deloitte Valuation, the Company discussed the Deloitte Valuation with Deloitte on several occasions and examined the assumptions underlying the Deloitte Valuation. Following this process, the Company determined that the fair value of the common stock was $12.60 per share as of March 31, 2005.

The increased fair value of the Company’s common stock from January 29, 2005 was primarily due to continued improvements in the Company’s operating performance in the first quarter of fiscal 2005, including a comparable store sales increase of 37%, and a reduction in the marketability discount. As a result of this positive performance, the Company increased its EBITDA projections for fiscal 2005 by an additional $15.0 million (or $26.0 million in total) from the fiscal year 2005 EBITDA projections used in the November 30, 2004 valuation.

August 2005

The Company most recently performed an internal valuation of its common stock as of August 8, 2005 using the income and the market approaches and applying a decreased marketability discount of 6%. Based on these factors, the Company determined that the fair value of the common stock was $13.40 per share as of August 8, 2005. The increased fair value of the Company’s common stock from March 31, 2005 was primarily due to further continued improvements in the Company’s operating performance and a reduction in the marketability discount. As a result of this positive performance, the

Matthew J. Benson

Securities and Exchange Commission

Company increased its EBITDA projections for fiscal 2005 by an additional $10.0 million (or $36.0 million in total) from the fiscal year 2005 EBITDA projections used in the November 30, 2004 valuation.

In August 2005, the Company retained Deloitte to review its November 30, 2004 and January 29, 2005 valuations of the common stock. Deloitte reviewed the methodologies and the assumptions the Company used to perform the November 30, 2004 and January 29, 2005 valuations. Based on this review, Deloitte concluded that these methodologies and assumptions (including the marketability discounts) were not inappropriate and that the November 30, 2004 and January 29, 2005 valuations and the resulting value of $3.70 per share and $7.60 per share, respectively, were not unreasonable.

     September 2005

The Company also granted options and shares of restricted stock on September 7, 2005. The Company determined that the fair value of its common stock had not increased from August 8, 2005 due to the fact that there had been no significant improvements to its operating performance since then and that risks (e.g., operational, business, market and execution risks) associated with the Company’s ability to conduct the initial public offering continued to exist.

46.	Please disclose the weighted-average grant-date fair value of equity instruments granted during each of the three years presented. Refer to paragraphs 47(b) and 47(c) of SFAS 123. In addition, please expand the range of exercise prices included in the second line of the table at the top of page F-25.

Response

The Company has revised the financial statements in response to the Staff’s comment. See pages F-26 and F-27. The Company believes that the weighted-average grant-date fair value of options granted during each of the three years presented is not material.

Schedule II Valuation And Qualifying Accounts, page F-27

47.	You state that the inventory reserve is evaluated at the end of each fiscal quarter and adjusted based on the quarterly evaluation. Please confirm to us that inventory reserves established against specific inventory items are relieved through income only when the inventory is sold and not based on changes in management judgment.

Response

The Company determines its inventory reserve based on an aging of its inventories by merchandise selling season (spring, summer, fall and holiday). This summary of aged inventories is then reviewed with the appropriate merchandising personnel to determine the method and channel of future disposition. Approximately 90% of the Company’s merchandise is disposed of in-season and is not subject to review for possible

Matthew J. Benson

Securities and Exchange Commission

obsolescence. Based on the Company’s historical experience, a reserve is developed for inventories where recoverability is estimated to be below cost. The reserve required at the end of the current quarter is compared to the reserve at the end of the prior quarter and the reserve is adjusted through an increase or decrease, as necessary, to cost of sales.

Item 15. Recent Sales of Unregistered Securities, page II-2

48.	Please disclose all securities sold within the past three years which were not registered under the Securities Act. See Item 701 of Regulation S-K. For example, we note disclosure appearing in the table on page F-9 and Notes 7 and 16 to the financial statements indicating you have issued restricted stock, common stock, and preferred stock that should be disclosed in this section. Please revise your disclosure as appropriate.

Response

The Company advises the Staff that it has not sold any securities within the past three years that were not registered under the Securities Act other than as set forth in Item 15. The Company has within the past three years issued stock upon the exercise of stock options, but does not believe that such transactions constitute sales requiring disclosure under Item 701 of Regulation S-K. The Company has revised the disclosure regarding restricted stock as requested by the Staff. See pages II-2 to II-3.

* * * * *

Please direct any comments or questions regarding this filing to Jeffrey D. Karpf at (212) 225-2864 or James F. McMullin at (212) 225-2336.

Very truly yours,

/s/ Jeffrey D. Karpf

Jeffrey D. Karpf

Enclosure

cc:        Arlene Hong

(J. Crew Group, Inc.)

James F. McMullin

(Cleary Gottlieb Steen & Hamilton LLP)

Matthew J. Benson

Securities and Exchange Commission

Exhibit A

	Stores	Direct
2002
Sales	$484.3	$248.0
Gross margin	242.1	137.1
	50.0%	55.3%

2003
Sales	$487.1	$173.5
Gross margin	242.6	94.9
	49.8%	54.7%

2004
Sales	$581.1	$199.1
Gross margin	316.1	116.0
	54.4%	58.3%

Matthew J. Benson

Securities and Exchange Commission

Exhibit B

Gift Card

Breakage

(in thousands)

	Issued	Balance Outstanding at 1/31/2004	Redemptions in 2004	Remaining Balance at 1/29/05%
Fiscal Year
1999	17,584	1,321	50	1,275	7.3%
2000	23,540	1,772	205	1,648	7.0%
2001	26,144	2,373	258	2,138	8.2%
2002	23,465	2,328	733	1,650	7.0%
2003	22,333	8,485	6,585	2,495	11.2%
2004	26,433	—	15,430	11,003	41.6%

Based on historical experience detailed above, the Company estimates that 7% of its issued gift certificates will not be redeemed and therefore it recognizes breakage of 7% of the value of gift certificates issued at the time of sale.